Exhibit 10.13


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SCHEDULE 2



                            PIK ON-LOAN AGREEMENT II
                                (the "AGREEMENT")



between


1. Sanitec International S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand-Duche de Luxembourg (the "LENDER")

                                       and

2.   Sanitec Oy, Mikonkatu 15A, 00100 Helsinki (the "DEBTOR")




PREAMBLE:

1. The Lender is a limited liability company duly organised under the laws of Luxembourg with its registered corporate seat in Luxembourg.

2. The Debtor is a limited liability company duly organised under the laws of Finland with its registered seat in Helsinki.

3. The Lender is borrower under a EUR 60,000,000 pik on-loan agreement (the "PIK ON-LOAN AGREEMENT I"; the loan referred to as the "PIK ON-LOAN I") with Pool Acquisition S.A., a limited liability company duly organised under the laws of Luxembourg, with its registered corporate seat in Luxembourg (the "LUX NEWCO I") as lender. Lux NewCo I is borrower under a EUR 60,000,000 pik loan agreement (the "PIK LOAN AGREEMENT"; the loan referred to as the "PIK LOAN") with Bayerische Hypo- und Vereinsbank AG as lender (the "PIK LENDER") (all references in this agreement to the PIK Loan Agreement, the PIK Loan, and the PIK Lender shall include any agreement that refinances the PIK Loan Agreement, and the loan made and the lender under such agreement).

4. The Lender intends to enter into an agreement with respect to funds that have been drawn under the PIK On-Loan Agreement I and loaned to the Debtor upon the terms and conditions set forth herein.

NOW, THEREFORE, IT IS AGREED as follows:


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1.   DEFINITIONS

     Capitalised terms used herein shall have the same meaning as defined in the PIK On-Loan Agreement I unless expressly otherwise defined in this Agreement.

2.   FACILITY

     The Lender hereby grants to the Debtor a term loan facility in the amount of up to (euro) 60,000,000 (the "PIK ON-LOAN II") upon the same terms and conditions as contained in the PIK Loan Agreement (except as otherwise set forth in this Agreement) save that all references to the "Bank" in the PIK Loan Agreement shall for the purpose of this Agreement be understood as references to the Lender, all references to the "Borrower" in the PIK Loan Agreement shall for the purpose of this Agreement be read as references to the Debtor, and, commencing on the date of effectiveness of this Agreement, the PIK On-Loan II shall always bear interest at a rate that is 0.0625 % greater than the interest rate on the PIK Loan. A copy of the PIK Loan Agreement is attached hereto as SCHEDULE 1.

3.   DRAWDOWN

      The Debtor has already received the entire proceeds of the PIK On-Loan II or its equivalent.

4.   PURPOSE OF THE LOAN

     The PIK On-Loan II was used by the Debtor exclusively for the partial refinancing of its debt under a senior multicurrency term loan and revolving credit facilities agreement dated 26 April 2001 (as amended, novated, supplemented, superseded or extended from time to time) (the "SENIOR FACILITY AGREEMENT").

5.   TERM, REPAYMENT OF THE PIK ON-LOAN II

     5.1 The term of the PIK On-Loan II shall correspond to the term of the PIK On-Loan I.

     5.2 The Debtor shall repay the PIK On-Loan II in accordance with Clause 5.2 of the PIK On-Loan Agreement I (mutatis mutandis). The Lender hereby authorises and instructs the Debtor to repay the PIK On-Loan II to the PIK Lender, directly in satisfaction of the repayment obligations of the (i) Lender under the PIK On-Loan Agreement I (ii) Lux NewCo I under the PIK Loan Agreement and (iii) the Debtor under this Agreement.

     5.3 The parties acknowledge that the repayment of the PIK On-Loan II and the uncapitalized interest are subordinate in priority pursuant to the SUBORDINATION AGREEMENT dated 26 April 2001 as amended (as defined in the Senior Facility Agreement) and/or may become subordinate pursuant to any subordination agreement to be entered into in connection with the issuance of notes by the Lender.


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6.   TERMINATION, ACCELERATION, CANCELLATION

     In addition to the right of the Lender to accelerate and cancel the PIK On-Loan II upon the occurrence of an Event of Default under this Agreement, subject to any subordination agreement to which the Lender is or may become a party in relation to this Agreement, the Lender is entitled to terminate the PIK On-Loan II and to declare all or any part of the PIK On-Loan II from time to time outstanding to be immediately due and payable if and to the extent Lux NewCo I has declared a corresponding part of the PIK On-Loan I to be immediately due and payable under the PIK On-Loan Agreement I. In addition, subject to the Subordination Agreement, the PIK On-Loan I may be repaid to the extent that it may be repaid pursuant to the terms of the indenture governing the notes issued by the Lender.

7.   REIMBURSEMENT OF COST, EXPENSES AND TAXES

     7.1 The Debtor undertakes to pay and to reimburse or indemnify the Lender, on a full indemnity basis, for or against all costs, expenses, charges and fees, which shall include, without limitation, stamp, registration fees and reasonable legal fees and disbursements of external legal advisers (collectively the "COSTS"), incurred or sustained by the Lender in connection with the preparation, drafting, negotiation, registration, execution and enforcement of this Agreement, the PIK On-loan Agreement I, and/or the PIK Loan Agreement and the completion of all further transactions therein or herein contemplated. All fees and expenses payable pursuant to this Clause shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon.

     7.2 The Debtor shall indemnify the Lender against any present and/or future liability for taxes other than taxes on income imposed or laid under any applicable law on the Lender in connection with the execution of this Agreement, the PIK On-loan Agreement I, and/or the PIK Loan Agreement, the performance of any obligation thereunder and/or hereunder or to render this Agreement, the PIK On-loan Agreement I, and/or the PIK Loan Agreement valid and enforceable.

8.   LAW

     This Agreement shall be governed by and construed in accordance with the laws of Finland.

9.   MISCELLANEOUS PROVISIONS

     9.1 Any amendment to or variation of this Agreement shall be made in writing in order to be valid and binding upon the parties hereto. The parties hereto may not waive the form requirement of writing other than in writing by signing an amendment hereto.


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     9.2   The Debtor shall not be entitled to assign, transfer or otherwise dispose of any or all of its rights, claims or benefits hereunder.

     9.3 Any notice, demand or other communication to be made hereunder or to be delivered by one party to the other party pursuant to this Agreement shall be made in writing, which shall include the transmission of a telefax (if duly signed by authorised signatories).

10.  JURISDICTION

     10.1 The courts of Finland shall have jurisdiction in respect of any dispute arising out of or in connection with this Agreement including its validity, the District Court of Helsinki being the court of first instance.

           Notwithstanding the foregoing, the Lender may in its option bring legal proceedings against the Debtor in any other place of competent jurisdiction, or at any place where any assets of the Debtor are located. The Debtor hereby irrevocably submits to the non-exclusive jurisdiction of such courts.

     10.2 The Debtor hereby appoints Mr. Alan Brown ("PROCESS AGENT") to act as agent for service of process should any proceedings relating to this Agreement or the transactions contemplated thereby be brought in England and Wales. The Debtor will notify the Process Agent and the Process Agent shall confirm its acceptance in writing to the Lender in form and substance satisfactory to the Lender.

           This appointment is deemed irrevocable until the PIK On-Loan II has been repaid by the Debtor to the Lender in full. If such Process Agent wishes to resign or ceases to be validly appointed for any reason, the Debtor undertakes to inform the Lender of such wish fourteen (14) days in advance and to appoint another Process Agent domiciled in England and Wales and to procure that such Process Agent acknowledges such appointment to the Lender.

           It is agreed that any writ, judgement or other notice or legal process shall be sufficiently served on the Debtor, if served upon or delivered to the Process Agent at its registered address, being at present c/o Twyford Bathrooms, Lawton Road, Alsager, Stoke-on-Trent, Staffordshire, ST7 2DF, UK.

11.  PARTIAL INVALIDITY

     If at any time any provision hereof or part thereof is or becomes illegal, invalid or unenforceable, the legality, validity or enforceability of the remaining provisions hereof shall in no way be affected or impaired thereby. The illegal, invalid or unenforceable provision shall be deemed to be substituted by a valid, legal and enforceable provision, which reflects the intention of the parties hereto to the extent that this is legally possible.



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Signed for and on behalf of:


Sanitec International S.A.


________________________________




Sanitec Oy


________________________________